UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                  ------------------------

                                          FORM 8-K

                                       CURRENT REPORT

                           Pursuant to Section 13 Or 15(d) of the
                              Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)           October 22, 2003
                                                 -------------------------------


                          ENERGY CONVERSION DEVICES, INC.
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                          1-8403                   38-1749884
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(State or Other Jurisdiction        (Commission              (IRS Employer
 of Incorporation)                  File Number)             Identification No.)


 2956 Waterview Drive, Rochester Hills, MI                        48309
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code           (248) 293-0440
                                                    ----------------------------


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         (Former name or former address, if changed since last report)

      Energy Conversion Devices, Inc., a Delaware corporation ("Registrant"), submits the following report on Form 8-K.

Item 5.  Other Events
-------  -------------

      On October 22, 2003, the Registrant announced that NASDAQ has notified the Company that, at the opening of business on October 23, 2003, the trading symbol for the Company's securities will be changed from ENERE to ENER, ECD's original trading symbol.

      Attached hereto as exhibit 99.1 is a copy of the press release issued by the Registrant on October 22, 2003.


Exhibit Index:

99.1 Press release issued by the Registrant announcing NASDAQ's restoration of the Registrant's trading symbol to ENER at the opening of business on October 23, 2003

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ENERGY CONVERSION DEVICES, INC.


                                 By:  /s/ Stephan W. Zumsteg
                                      ------------------------------------------
                                      Vice President and Chief Financial Officer

Date: October 23, 2003